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                                           SECURITIES AND EXCHANGE COMMISSION
                                                 WASHINGTON, D.C. 20549



                                                        FORM 8-K

                                                     CURRENT REPORT
                                           PURSUANT TO SECTION 13 OR 15(d) OF
                                           THE SECURITIES EXCHANGE ACT OF 1934

                                            Date of Report (Date of earliest
                                                    event reported):

                                                    January 23, 2002

                                                   Aphton Corporation
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                                 (Exact name of registrant as specified in its charter)


              Delaware                                  0-19122                               95-3640931
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   (State or Other Jurisdiction of              (Commission File Number)            (I.R.S. Employer Identification
           Incorporation)                                                                       Number)


                              444 Brickell Avenue, Suite 51-507, Miami, Florida 33131-2492
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                                   (Address of principal executive offices) (zip code)


                                                     (305) 374-7338
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                                  (Registrant's telephone number, including area code)



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                              (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

     On January 23, 2002, Aphton Corporation (the "Company") announced that it has completed patient recruitment for its clinical trial for patients with metastatic gastric cancer, with a combination, concomitant immuno-chemo therapy regimen of the Company's anti-G17 immunogen (G17DT) and 5-FU plus cisplatin. The primary center for this stomach cancer trial is the M.D. Anderson Cancer Center in Houston, Texas.

     The Company's anti-gastrin therapy represents a unique and innovative biological treatment for patients suffering from gastrointestinal system cancers. The Company's anti-gastrin drug induces antibodies in patients that neutralize (block) both gastrin 17 and gly-gastrin and remove them from circulation before they can initiate cell growth. Gastrin 17 and gly-gastrin are believed to be central growth factors, or the initiating signals, for cell growth and cell proliferation and metastasis (spread) in stomach cancer and in other gastrointestinal system cancers.

     It is estimated that there are approximately 570,000 patients with gastric cancer in the US, Europe and Japan alone. The prognosis for the overwhelming majority of these patients is very poor. Patients diagnosed with metastatic disease have five-year survival rates of only about three percent. Surgery and chemotherapy are the primary treatment options currently, but have shown only very limited benefit. The Company believes that its anti-gastrin approach has the potential to extend life without adding toxicity to the therapeutic regimen.

     The Company is a biopharmaceutical company developing products using its innovative vaccine-like technology for neutralizing hormones that participate in gastrointestinal system and reproductive system cancer and non-cancer diseases; and the prevention of pregnancy. The Company has several strategic alliances, including strategic alliances with Aventis Pasteur (NYSE: AVE), for human cancer treatments with G17DT in North America and Europe, and GlaxoSmithKline (NYSE:
GSK), for human reproductive system diseases with GnRH pharmaccine, worldwide.


ITEM 7. EXHIBITS.

        (a)      Financial statements and pro forma financial information.

                 None.

        (b)      Exhibits.

                 99.1     Text of Press Release of the Company dated
                          January 23, 2002.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  APHTON CORPORATION
                                  (Registrant)

                                  By:  /s/ Philip C. Gevas
                                     -------------------------------------------
                                     Name: Philip C. Gevas
                                     Title:   Chairman of the Board, Chief
                                              Executive Officer and President

Dated: January 23, 2002